Exhibit 10.1

AMENDMENT NO. 1

to the

LICENSE AND COLLABORATION AGREEMENT

between

SUMMIT (OXFORD) LIMITED

and

SAREPTA THERAPEUTICS, INC.

This Amendment No. 1 to the License and Collaboration Agreement (“Amendment No. 1”) is made on June 13, 2017 (“Amendment No. 1 Execution Date”), with retroactive effect to April 3, 2017 (“Amendment No. 1 Effective Date”), by and between Summit (Oxford) Limited, a company organized and existing under the laws of England and Wales (“Summit”) and Sarepta Therapeutics, Inc., a corporation organized and existing under the laws of Delaware (“Sarepta”).

WHEREAS, Summit and Sarepta entered into a License and Collaboration Agreement dated October 3, 2016 (the “Agreement”);

WHEREAS, the parties wish to amend the Agreement in order to extend the dates by which the Parties must enter into the Pharmacovigilance Agreement and the Supply Agreements and related quality agreements;

NOW THEREFORE, in consideration of the mutual covenants set forth in this Amendment No. 1, and other good and valuable consideration, the parties agree as follows:

1.	All capitalized terms not defined in this Amendment No. 1 shall have the meanings set forth in the Agreement.

2.	The clause “Within six (6) months after the Effective Date” in Section 3.4 of the Agreement is hereby amended to read as follows: “Prior to December 31, 2018.”

3.	The clause “Within twelve (12) months after the Effective Date” in Section 6.2 of the Agreement is hereby amended to read as follows: “Prior to December 31, 2018.”

4.

Entire Agreement/Amendments.  Except as amended by this Amendment No. 1, the Agreement shall remain in full force and effect.  After the Amendment No. 1 Effective Date, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this Amendment No. 1.

5.

Counterparts.  This Amendment No. 1 may be executed in two or more counterparts, including by facsimile or PDF signature pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the Amendment No. 1 Execution Date.

SAREPTA THERAPEUTICS, INC.	SUMMIT (OXFORD) LTD
BY: /s/ David T. Howton NAME: David T. Howton TITLE: Sr. Vice President & General Counsel	BY: /s/ Glyn Edwards NAME: Glyn Edwards TITLE: CEO